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                                                                   Exhibit 10.11

                                 Amendment No. 1
                  PROJECT AGREEMENT & DESIGN LICENSE AGREEMENT

This Amendment No. 1 ("Amendment") to the Project Agreement & Design License Agreement ("Agreement') is made in California as of January 4, 1995, by and between Cisco Systems, Inc., ("CISCO") a California corporation having its principal place of business at 170 West Tasman Drive, San Jose CA 95134, and Frontier Software Development, Inc. ("Frontier') a Delaware corporation having its principal place of business at 1501 Main Street, Tewksbury, MA 01876.

WHEREAS, Cisco and Frontier have previously entered into the Project Agreement & Design License Agreement dated February 25,1994; and

WHEREAS, Cisco and Frontier wish to amend the Agreement to clarify NETscout Manager License Fees;

NOW WHEREFORE, the parties agree to amend the Agreement as follows:

         2. EXHIBIT D - SOFTWARE LICENSE FEES. Replace Section 2 NETScout Manager License Fees with Supplement Exhibit D-1 attached hereto and made a part hereof.

         5. All other term and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CISCO SYSTEMS, INC.                           FRONTIER SOFTWARE
                                              DEVELOPMENT, INC.


By: /s/ JAYSNREE ULLAL                        By: /s/ NATHAN KALOWSKI
   -------------------------------               -------------------------------
       (Authorized Signature)                       (Authorized Signature)

Name: /s/ JAYSNREE ULLAL                      Name: /s/ NATHAN KALOWSKI
     -----------------------------                 -----------------------------
       (Authorized Signature)                       (Authorized Signature)

Title: Director, Mktg.                        Title: VP Marketing
      ----------------------------                  ----------------------------



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                                   Supplement
                                   Exhibit D-1


2.       NETscout Manager License Fees.

A. Frontier agrees that Cisco shall receive a discount of [*] off Frontier's published list price for NETscout Manager sold to any third party. Upon execution of this Amendment, Cisco agrees to purchase a prepaid license for fifty (50) NETscout Manager clients for [*].

B. Frontier will provide NETscout Manager clients for inventory on the following basis:

         i. Cisco will purchase inventory at a mutually agreed upon material cost of [*].

         ii. Cisco will pay Frontier licensing fees for copies of NETscout Manager sold by Cisco during the preceding calendar month. Cisco shall provide Frontier with report which shall be sufficient to allow Frontier to verify the NETscout Manager License Fees due

         iii. Payment of such NETscout Manager License Fees within forty-five (45) days of the end of each calendar month.

C. The prices for NETscout Manager shall [*] for a period of [*] from the date of this Amendment. Thereafter, Frontier may [*]for NETscout Manager on not less than 160 days prior written notice to Cisco. Orders placed during the notice period shall be at [*]. [*] shall be effective immediately upon notice from Frontier.

D. Frontier will provide customization to the Software and Documentation that uses the title "NetScout for Cisco".

E. Frontier agrees to provide Cisco with [*] Windows licenses for internal usage only at no charge. These copies will be marked for demonstration and not for resale.



[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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